SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2011


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        0-54036                  26-4549003
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)         Identification Number)

670 E. Parkridge, Suite 112, Corona, California                   92879
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (877) 520-5005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM 7.01 REGULATION FD

     On November 2, 2011, Ciralight Global, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01 EXHIBITS

(d) Exhibits

    99.1  Ciralight Global, Inc. Press Release dated November 2, 2011

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 3, 2011
                                       CIRALIGHT GLOBAL, INC.


                                       By: /s/  Jeffrey S. Brain
                                          --------------------------------------
                                           Jeffrey S. Brain
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.                   Description of Exhibit
-----------                   ----------------------

  99.1             Ciralight Global, Inc. Press Release dated November 2, 2011